GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated December 19, 2013 to the Prospectus dated April 30, 2013, as supplemented (the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Halcyon Asset Management, LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of this prospectus, Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LLC (“Brigade”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Halcyon Asset Management, LLC (“Halcyon”) and Lateef Investment Management L.P. (“Lateef”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added above “Lateef Investment Management L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Halcyon Asset Management, LLC

Halcyon Asset Management, LLC (“Halcyon”), located at 477 Madison Avenue, New York, New York 10022, has been in the investment advisory business since 1981. As of October 1, 2013 Halcyon manages assets of approximately $12.8 billion. With respect to the Fund, the firm manages an allocation within the Event Driven and Credit Strategy.

This Supplement should be retained with your Prospectus for future reference.

MMALTHAMSTK 12-13